SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2004

GOLDEN PATRIOT, CORP.

-----------------------------------------

(Exact name of registrant as specified in its charter)

NEVADA

98-0216152

(State or other jurisdiction of

(I.R.S. Employer

incorporation or organization)

Identification No.)

789 West Pender Street, Suite 1205

Vancouver, British Columbia, Canada

V6C 1H2

(Address of principal executive offices)

 (Zip Code)

Registrant’s telephone number, including area code

604-443-0627

Commission File Number: 000-33065

Boundaries Capital, Inc.

__________

(Former name or former address,

 (Zip Code)

if changed since last report.)

The  following   information   specifies   forward-looking   statements  of  our management.   Forward-looking   statements  are  statements  that  estimate  the happening of future events and are not based on historical fact. Forward-looking statements may be identified by the use of  forward-looking  terminology such as "may",  "will",  "could",   "expect",   estimate",   "anticipate",   "probable", "possible", "should", "continue", or similar terms, variations of those terms or the negative of those terms.  Actual  results may differ  materially  from those contemplated by the forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following  information  represent estimates of future events and are subject to uncertainty as to possible changes in economic,  legislative,  industry,  and other circumstances.  As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among  reasonable  alternatives  require the  exercise of  judgment.  To the extent that the assumed events do not occur, the outcome may vary  substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those  forward-looking  statements.  No assurance can be given that any of the  assumptions  relating to the  forward-looking  statements specified in the following information are accurate, and we assume no obligation to update and such forward-looking statements.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5. OTHER EVENTS

Refer Exhibit 10.1 attached.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS

Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not Applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Not Applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PATRIOT, CORP.

/s/ Conrad Clemiss

__________________________________

Conrad Clemiss

President & Director

Date:         November 9, 2004

Golden Patriot, Corp. inks exploration deal

JV with Minterra Resources, Corp. calls for expenditure

of  $2.0 million Cdn on Gold View and Dun Glen properties

Golden Patriot, Corp.

OTCBB: GPTC

Placer Dome Inc.'s (PDG) drill success at their Cortez joint venture in north-central Nevada has kicked up interest in the area and in the companies controlling properties along the same trend. PDG's results included a 450 foot drill section grading 1.5 oz. per tonne.

Deposits in the area currently contain an estimated 12.7 million ounces of gold reserves.

Most investors are at least aware of Nevada's history of prolific gold production. Some 140 million ounces worth $56 billion at today's prices have been taken from the state, making it a world leader in gold mining.

Following the PDG news, Golden Patriot, Corp. has announced the signing of a joint venture agreement with Minterra Resources Corp. (Minterra) that will see Minterra spend $2.0 million Cdn on GPTC's highly prospective Gold View and Dun Glen properties.

Minterra has received a 50 per cent option in the two properties and has committed to a three-year exploration program.

In the 1930s and 1940s, miners produced 50,000 ounces of gold from the Dun Glen Property, in western Nevada in Pershing County near Mill City. In those days exploration below the water table at 250 feet depth was not conducted. The Dun Glen was abandoned and left dormant for several decades.

In recent years, geologists at Newmont Mining Corporation advanced the property to the drill-ready stage. Their geologists believed in the presence of an economic ore body in the 500,000 to 2,000,000 ounce range. But when the gold price reached lows near $250/oz., the company shifted its focus elsewhere.

With a history of production, and recent exploration, the Dun Glen Property was an opportunity waiting to happen for a junior exploration and development group. That's where Golden Patriot, Corp. entered the picture.

The company acquired 100 per cent of the Dun Glen Property and, with the Minterra joint-venture, is prepared to carry out a substantial exploration work.

Unlike the majority of gold deposits in Nevada, which are epithermal, the Dun Glen is a mesothermal deposit. In other words, the gold is not in the form of micro-particles widely disseminated through the host, but rather it is found in a vein structure.

In Nevada, these mesothermal structures tend to go very deep and, even today, nobody has identified the true extent of the downdip of the structure on the Dun Glen Property. They have, however, delineated a strike length of approximately 10,000 feet on surface.

The geologists and management involved with Golden Patriot, Corp. are optimistic they may have a substantial deposit.

Conrad Clemiss

Position: President and Director

From 1995 to 2004, Mr. Clemiss was a Director and Officer of Baja Mining Corp. Mr. Clemiss has over 20 years of experience in the securities industry.  He has also been a director of Micron Enviro Systems, Inc., an oil and gas exploration and development company, since May 28, 2002. Mr. Clemiss was formerly with Canaccord Capital Corporation and Yorkton Securities Inc. Mr. Clemiss has knowledge and experience of the workings of publicly traded companies, specifically in the areas of investor relations, finance and business development. Mr. Clemiss' family has many years of gold experience being instrumental in the discovery of the Hemlo mine in Ontario and Eskay Creek Deposit in northern B.C.

David Derby

Position: Director and CFO

Mr. Derby brings over ten years of experience in public markets to Golden Patriot, Corp. During that time he has served on the board of several public companies including Cloudbreak Resources and Lateegra Resources Corp. Mr. Derby has overseen capital raised in excess of twenty million dollars for junior companies in his career and is excited to be a part of the Golden Patriot, Corp. team.

E.L "Buster" Hunsaker III

Position: Director

Buster Hunsaker brings a wide range of capabilities and experience to Golden Patriot, Corp. Capabilities that include exploration work, geotechnical work and environmental monitoring. His clients have been the "whose who" in the mining industry. Companies such as SRK Consulting, Kennecott Exploration, Barrick Gold Exploration and Granges, just to name a few. Mr. Hunsaker was also part of the team responsible for increasing Newmont Gold's reserve base by 10,000,000 ounces at Carlin, Nevada while he was Project Geologist there from 1993 to 1995.

Charles Sulfrian

Position: Project Geologist

Explorationist with over twenty-five years experience, primarily precious metals exploration and development. Experience includes property assessment and acquisition, grass-roots program design, mine-wide exploration and development supervision, contracts administration, design of metallurgical test programs, recovery process supervision and gold refining. Accomplishments include significant contributions to the exploration, discovery, and development of major gold deposits along the Carlin Trend of northeastern Nevada.

The company has also acquired the Debut Property south of Wells, Nevada. The property comprised 320 acres over 16 claims and has geology similar to The Alligator Ridge Mine, which produced 2,000,000 ounces of gold over its life span.

The Debut Gold property consists of 16 mining claims over 320 acres. It is located in North Eastern Nevada, which is part of the Basin and Range tectonic province of the Western United States. The property was previously owned by Pegasus Gold, and it is in region of active gold mines and significant past mining as well as numerous exploration prospects.  Drilling intercepted wide zones of +100 ppb gold with up to 15 feet of 0.038 oz/ton and a high of 0.078 oz/ton gold over 5 feet.

The combination of the company's properties represents the accumulated intelligence and wisdom of a management group that has participated in the discovery and development of huge quantities of gold over a time when the gold price was considerably lower than it is today. Their experience and their belief in these properties are the driving force behind Golden Patriot, Corp. Their technical expertise and extensive industry contacts bode well for the development of these interesting properties.

Investors who want to add to the junior gold portion of their portfolios will want to give Golden Patriot, Corp. a good look. When the company continues to move these properties along, chances are you could have a real winner on your books.

SideBar 1

Investment Hi-Lites

  Six drill pads reclaimed on property.

  At least two vein sets with up to 10,000 feet of strike length.

  Open to depth. Never tested below 250 feet.

  Chip samples up to 2.24 ounces of gold per ton.

  Management involved in some of the larger gold discoveries in Nevada.

SideBr 2

The combination of the Gold View, Dun Glen and Debut Properties represents the accumulated intelligence and wisdom of a management group that has been responsible for the discovery and development of huge quantities of gold over a time when the gold price was considerably lower than it is today.

Their technical expertise and extensive industry contacts bode well for the development of these three interesting properties.

When the company cuts a deal and gets these three properties under development, chances are you'll have a real winner on your books. ¦

Corporate Facts

Capital Structure

outstanding 79,464,495

restricted 60,987,315

free trading 18,477,180

SideBar 3

The combination of the company's properties represents the accumulated intelligence and wisdom of a management group that has been responsible for the discovery and development of huge quantities of gold over a time when the gold price was considerably lower than it is today. Their experience and their belief in these properties are the driving force behind Golden Patriot, Corp. Their technical expertise and extensive industry contacts bode well for the development of these interesting properties.

As the Company continues to cut deals and get these properties under development, chances are you could have a real winner on your books. ¦

DISCLAIMER

Financial Profile has received payment of $3,000 Cdn from Golden Patriot, Corp.,  for production and distribution of this report. We are an advertising service, not an investment advisory service. This document should not be considered a solicitation or recommendation to buy or sell securities. All due diligence should be conducted by the reader and/or their investment advisor. Investing in speculative issues is inherently risky. Always seek the advice of a professional advisor before making investment decisions.